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                                                                   EXHIBIT 10.28


                       2002 NISOURCE ANNUAL INCENTIVE PLAN

OBJECTIVES

The NiSource Annual Incentive plan is a variable compensation plan for eligible employees which is driven by designated financial results and designed to reward the achievement of company and individual goals. The Plan is a blend of profit sharing and incentive, and is designed to support the following objectives:

1.       Encourage employees to act like owners of Nisource.

2. Encourage short and long-term cost discipline and revenue growth. (Employees will be asked to participate in every opportunity to improve revenue, manage costs and utilize assets effectively).

3. Provide a significant opportunity to motivate outstanding company and individual performance.


PLAN DESIGN

NiSource Earnings Per Share (EPS) Trigger is required to make any payout under this plan.

EPS PROFIT SHARING COMPONENT

Achievement of the EPS Trigger creates a profit sharing pool. This pool is distributed to all employees regardless of segment/company/department performance.

There is a straight formula for the profit sharing payout to participants:
Employee incentive % x eligible earnings x %

BUSINESS UNIT PERFORMANCE COMPONENT

         OPERATING COMPANIES - OPERATING INCOME OR PLANNED LOSS GOALS COMPONENT

         x % of operating company pool is determined by actual operating income/loss as measured against Threshold-Target-Stretch (Assuming EPS and Company Performance at Threshold Triggers)

         Pool Amount is determined by actual performance on the following formula: Employee incentive % x eligible earnings x %

         Pool is distributed by management to participants based upon individual participant's performance.

         Operating Income or Planned Loss Goals

         Company establishes goals for OI Threshold, Target, and Stretch that
         tie to EPS goal ranges of                         (OI does not include
         Corporate/Business Services allocations).

         O& M BUDGET - CORPORATE/BUSINESS SERVICES

         % of pool is determined by performance against budget (assuming EPS and O& M Budget at Threshold Triggers)

         Pool Amount is determined by actual performance on the following formula: Employee incentive % x eligible earnings x %

         Pool is distributed at management discretion to participants based upon individual participant's

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         performance.

         O & M Budget Goals by Department
         -        x % Over budget - Threshold
         -        Budget - Target
         -        x % Under budget - Stretch

PLAN GUIDELINES

Any 2002 adjustments to EPS, OI or O&M budget or any other incentive plan goals must be approved by CEO, COO and CFO at the time of occurrence.

EPS, OI and O & M goals are set annually when the companies develop their annual budgets and action plans. Individual performance goals will be set at the beginning of each year. These goals will be communicated to all employees with regular updates detailing progress towards achievement.

After the Board of Directors has reviewed and approved Plan year financial results, the incentive pool(s) for each Plan participant or group of participants will be determined by NiSource Business Services Finance based upon the performance measures and targets.

In calculating the incentive pool(s), if actual financial performance for the Plan year falls between the different levels of financial performance established as targets, the incentive pool(s) will be determined by interpolation. There is a maximum pool established for each participant or group of participants.

2002 employee incentive levels will be the same as 2001 unless otherwise adjusted for a change in job duties.

CONFIRMATION OF PLAN YEAR RESULTS

As soon as possible after the end of the Plan year, financial results will be reviewed and approved by the Board of Directors of NiSource Inc.

INCENTIVE POOL CALCULATION

The incentive pool is calculated using EPS and OI/O&M Budget as separate components. Incentives under both components are paid only when performance thresholds for EPS are attained. No awards will be payable for a component if threshold levels of performance are not met, nor will payments reflect performance in excess of stretch goals.

PLAN PERIOD

The Plan Period begins January 1, 2002 and ends December 31, 2002 unless otherwise amended or extended.


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PLAN ADMINISTRATION


ALLOCATION OF BONUS DOLLARS TO EMPLOYEES

For the 2002 plan year, employees' bonus payments will be calculated using total earnings. "Total Earnings" for purposes of this plan will be defined as follows:

Total Earnings = Actual Base Earnings in the plan year plus all shift premiums and overtime.

Total Earnings will not include reimbursement for educational assistance, relocation, meals, mileage, lump sum bonus payments, and long-term Disability payments.

ELIGIBILITY PROVISIONS

All full and part-time employees are eligible with the following conditions:

- Employees must be on the payroll on December 31 of the plan year to be eligible for a payment.

- Incentive pool awards for individuals whose active employment was terminated due to death, retirement, or disability during the Plan year or prior to incentive award payments for such Plan year will have their incentive pool award pro-rated based on earnings during the Plan year.

-        Temporary employees are not eligible to participate.

- Some business units may have other incentive programs that preclude participation in the NiSource Incentive plan. Employees participating in other incentive plans should check with their Human Resources representative to determine their eligibility.

- Employees may be denied a payment for performance reasons if recommended by their supervisor and approved at the next higher level of management.

- Employees represented by a bargaining unit that is not covered by this plan are not eligible. Employees who bid into a non-participating bargaining unit during the plan year will not be eligible for an incentive plan payment. Employees who bid from a non-participating group to a participating group will be eligible for an incentive plan payment provided they meet the general eligibility requirements as specified in this document.

EMPLOYEES TRANSFERRING BETWEEN BUSINESS UNITS OR COMPANIES

Employees who transfer between companies or subsidiaries of NiSource will be eligible for incentive payments from each company/subsidiary based on the total earnings earned at each company/subsidiary, the results of each company/subsidiary and the incentive plan payout level applicable to each position held during the plan year

ADMINISTRATION RESPONSIBILITIES

The HR Business leader, with the support of line management, will be responsible for assuring the plan and its goals are communicated throughout their respective business unit.

Nisource Corporate Management will be responsible for setting the annual goals, and at the end of the plan year, determining the company's final goal achievement level.

The HR Business Leader for will provide lists of eligible employees based upon plan document eligibility to Corporate HR.


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Corporate HR will be responsible for creation of budgeting worksheets once the plan achievement levels have been determined.

Incentive plan budget sponsors (normally functional leaders and various levels of management) will be responsible for their incentive plan budgets and assuring individual performance is appropriately considered in incentive award determination. Approval of incentive budgets will be based upon direction from the appropriate Business Leader.

Business Services payroll will then assure final payments are made to employees.

NON-DISCRIMINATION

The NiSource Incentive Plan provides payment on a basis that does not discriminate because of race, color, religion, national origin, sex, disability or veteran status.

FREQUENCY AND TIMING OF PAYOUTS

Payouts will normally be made in the first quarter following the plan year.

PAYOUT MECHANISM

Incentive Plan payouts will be made in the same manner as the employee receives their paycheck, either by direct deposit or check. All payments are subject to all appropriate federal, state and local taxes based on the employee's established tax withholding status at the time of payment.

SUNSET PROVISION

The Board of Directors of NiSource Inc. may at any time terminate, suspend or modify the Plan to the extent allowed by law. This Plan does not constitute a contract of employment.

Management retains the discretionary authority to determine eligibility for payment of benefits under the NiSource Incentive Plan, and is the final arbiter of any disputes concerning the interpretation or operation of this plan.

ATTACHMENTS

Attachment A lists the EPS goals for the 2002 plan year.

Attachment B is an example of an award calculation.


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ATTACHMENT A

NISOURCE INC.  2002 CORPORATE SERVICES FINANCIAL PLAN TARGETS

EPS               THRESHOLD               TARGET                 STRETCH
                    $X.XX                  $X.XX                  $X.XX


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ATTACHMENT B

                                 PAYOUT EXAMPLE

Weighting of Goals         Threshold            Target              Stretch
------------------         ---------            ------              -------
EPS   XX%                  $X.XX                $X.XX               $X.XX
Operating Income           $XXX                 $XXX                $XXX

Employee's total earnings for the purpose of incentive plan calculation are $XXX Employee's bonus opportunity is X% at threshold, X% at target and X% at stretch

EPS reaches stretch goal       X% X XX%   =   XX%
EPS Payout                     X.X% X XXX = $X profit sharing - amount
                               can not be modified

OI reaches target goal         X% X XX%   =   X.X%
OI Payout budget               X% X $XXX = $XXX - amount can be modified by
                               dept. head based upon individual performance

EMPLOYEES FINAL PAYOUT PERCENTAGE      X.X% (ASSUMES OI PAYOUT IS NOT MODIFIED)
EMPLOYEE'S FINAL PAYOUT                $XXX

NOTE: IF THE EPS MEASURES FAILS TO MEET THE THRESHOLD LEVEL, THE PLAN DOES NOT PAYOUT UNDER ANY MEASURE.


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